SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON , D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 28, 1995



                                XIOX CORPORATION
             (Exact name of registrant as specified in its charter)

         577 Airport Boulevard, Suite 700, Burlingame, California 94010
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (415) 375-8188

Delaware                               0-15797                    95-3824750
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification Number

ITEM 2.   Acquisition or Disposition of Assets

         On December 28, 1995, in a private placement transaction, Xiox Corporation (the "Company") sold 272,334 shares of Xiox Corporation restricted Common Stock. The purchase price per share for the Common Stock was $1.50.

ITEM 7.   Financial Statements and Exhibits.

         (b). The transaction discussed in Item 2 is to be accounted for as a sale of Common Stock. Registrant has attached a completed pro-forma consolidated balance sheet of Xiox Corporation as of December 31, 1994 and September 30, 1995. The balance sheet numbers for September 30, 1995 include the proceeds from the transaction referred to in Item 2 above as if the transaction had occurred on September 30, 1995. Such September 30, 1995 numbers include an accrual of $5,000 for legal and filing fees. This pro-forma consolidated balance sheet is attached as sequentially numbered page 3.

         (c).     Exhibits

                  Condensed Pro Forma Balance Sheet as of September 30, 1995 and December 31, 1994.

                  2.1 Stock Purchase Agreement Registration Rights Agreement dated December 28, 1995.

                  2.2     Registration Rights Agreement dated December 28, 1995.


********************************************************************************

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                     XIOX CORPORATION




January 11, 1996                     By ________________________
                                          Melanie D. Reid
                                          Vice-President, Finance and
                                          Chief Financial Officer


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                         PRO-FORMA FINANCIAL INFORMATION
                         XIOX CORPORATION
                         CONDENSED CONSOLIDATED PRO-FORMA BALANCE SHEETS



                                                                     SEPTEMBER 30, 1995                DECEMBER 31, 1994

                                                                            (UNAUDITED)*                       ***
ASSETS:

CURRENT ASSETS
            CASH & CASH EQUIVALENTS                                           $802,065                          $52,556
            ACCOUNTS RECEIVABLE, NET                                        $1,144,929                       $1,468,201
            LEASE CONTRACT RECEIVABLE, CURRENT                                      $0                          $16,234
            INVENTORIES                                                       $534,051                         $370,052
            PREPAID EXPENSES AND OTHER ASSETS                                 $101,477                          $62,456

                        TOTAL CURRENT ASSETS                                $2,582,522                       $1,969,499

PROPERTY & EQUIPMENT, NET                                                     $532,098                         $583,562
SOFTWARE ACQUISITION, NET                                                     $103,403                         $126,050
NOTES RECEIVABLE                                                              $131,138                         $131,138
DEPOSITS & OTHER ASSETS                                                       $102,892                          $99,851

TOTAL ASSETS                                                                $3,452,053                       $2,910,100

LIABILITIES/SHAREHOLDERS' EQUITY:

CURRENT LIABILITIES
            BANK LINE OF CREDIT                                               $540,000                         $270,000
            ACCOUNTS PAYABLE                                                  $191,091                         $356,151
            ACCRUED EXPENSES                                                   $85,528                          $48,782
            ACCRUED COMPENSATION                                               $75,532                         $274,022
            PURCHASE DEPOSITS                                                 $312,465                          $67,177
            DEFERRED REVENUE                                                  $813,150                         $828,555

                        TOTAL CURRENT LIABILITIES                           $2,017,766                       $1,844,687

STOCKHOLDERS EQUITY
COMMON STOCK, $.01 par, 10,000,000 Authorized,                                 $20,854                          $17,483
            2,357,784 and 1,748,316 issued and outstanding
            in 1995 and 1994
PAID IN CAPITAL                                                             $5,442,504                       $4,073,675
ACCUMULATED DEFICIT                                                       ($4,029,071)                     ($3,025,745)
STOCKHOLDERS' EQUITY                                                        $1,434,287                       $1,065,413
TOTAL LIABILITIES/EQUITY                                                    $3,452,053                       $2,910,100

* Balance Sheet at September 30, 1995 adjusted to give effect to proceeds (less $5,000 accrued fees) from the sale of 272,334 shares of Common Stock at $1.50 per share on December 28, 1995.

***Condensed from audited financial statements.                                                             Page 3 of 3

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